UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FULCRUM THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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FULCRUM Important THERAPEUTICS, Notice Regarding INC the. Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 For the Stockholders Meeting to be held on June 9, 2021 For Stockholders as of April 12, 2021 proxy This communication materials that are presents available only to an you overview on the Internet of the more . This complete is not a you ballot to .. You access cannot and use review this all notice of the to important vote your information shares. We contained encourage in the proxy materials before voting. To attend view the the virtual proxy annual statement meeting, and go the to: annual www .report proxydocs and .com/FULC to register to control To vote number your proxy in the while box visiting below. this site, you will need the 12 digit materials Under United do not States have Securities to be delivered and Exchange in paper. Commission Proxy materials rules, can proxy be use distributed these procedures by making them for our available Annual on Meeting the Internet and need . We YOUR have chosen participation to . CONTROL NUMBER For a convenient way to VIEW proxy materials and VOTE go to www.proxydocs.com/FULC Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions Proxy Materials Available to View or Receive: Annual Report and Proxy Statement If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 28, 2021. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/FULC (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Fulcrum Therapeutics, Inc. Notice of Annual Meeting Meeting Type: Annual Meeting of Stockholders For holders as of:    April 12, 2021 Date: Wednesday, June 09, 2021 Time: 09:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/FULC for more details. You must register to attend the annual meeting online and participate at www.proxydocs.com/FULC SEE REVERSE FOR FULL AGENDA

Fulcrum Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. PROPOSAL 1. To elect three Class II directors named below to a 3-year term expiring at the 2024 annual meeting of stockholders. 1.01 James Collins 1.02 James Geraghty 1.03 Bryan Stuart 2. To ratify the appointment of Ernst & Young as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021. Note: To consider and act upon such other business as may properly come before the meeting or any adjournment thereof. Upon completing your registration, you will receive a confirmation email that your registration was successful. On the day of the meeting, you will receive further instructions via email, including your unique links that will allow you access to the meeting, vote online during the meeting and will also permit you to submit questions during the meeting. Please be sure to follow instructions found on your Proxy Card, this Notice and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.